                                                                    Exhibit 10.5

                   INTERCREDITOR AND SUBORDINATION AGREEMENT
                   -----------------------------------------

          THIS INTERCREDITOR AND SUBORDINATION AGREEMENT ("Agreement") is
                                                           ---------
entered into as of November 24, 1999, by and between LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Subordinated Lender"), and
                                                      -------------------
UNION BANK OF CALIFORNIA, N.A. ("Senior Lender").
                                 -------------

                                   RECITALS
                                   --------

     A. Concurrently with the execution of this Agreement, Subordinated Lender is purchasing from Overhill Farms, Inc., a Nevada corporation ("Debtor"), a
                                                                ------
Secured Senior Subordinated Note dated as of even date herewith in the aggregate principal amount of $28,000,000 (the "Senior Subordinated Note") pursuant to a
                                      ------------------------
Securities Purchase Agreement (the "Securities Purchase Agreement") among
                                    -----------------------------
Subordinated Lender, Debtor, Polyphase Corporation, a Nevada corporation ("Parent"), and Overhill L.C. Ventures, Inc., a California corporation ("LCV"),
 -------                                                                 ---
and a warrant to purchase 166.04 shares of common stock of Debtor (the
"Warrant").
 -------

     B. In addition, concurrently with the execution of this Agreement, Senior Lender is providing to Debtor a senior, secured revolving credit facility in the amount of up to $16,000,000 pursuant to that certain Loan and Security Agreement dated as of even date herewith among Senior Lender, Debtor and LCV (the "Senior
                                                                         ------
Loan Agreement").
--------------

     C. Concurrently with the execution of this Agreement, Parent, the holder of 100% of the capital stock of Debtor, is guaranteeing the obligations under the Senior Subordinated Note and the obligations under the Senior Loan Agreement and is pledging such capital stock to Subordinated Lender and Senior Lender to secure such guaranty obligations.

     D. Senior Lender is unwilling to provide such revolving credit facility unless Subordinated Lender subordinates its claims and security interests in the manner set forth in this Agreement. Subordinated Lender is unwilling to purchase the Senior Subordinated Note unless Senior Lender agrees to the terms of this Agreement set forth below.

     E. Subordinated Lender hereby acknowledges and affirms that Senior Lender's financial accommodations to Debtor constitute valuable consideration to Subordinated Lender. Senior Lender hereby acknowledges and affirms that Subordinated Lender's financial accommodations to Debtor constitute valuable consideration to Senior Lender.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Senior Lender to provide its revolving credit facility to Debtor and to induce Subordinated Lender to purchase the Senior Subordinated Note from Debtor, the parties hereto agree as follows:

1.   Definitions.  Unless otherwise defined in this Agreement, capitalized terms
     -----------
and matters of construction defined or established in Schedule A to the Senior
                                                      ----------
Loan Agreement shall be applied herein as defined or established therein. As used in this Agreement the following terms shall have the following respective meanings:

               "Allowed Payments" shall mean (a) regularly scheduled payments of
                ----------------
interest (including default interest payable to Subordinated Lender pursuant to the Subordinated Loan Documents) when due under the Senior Subordinated Note,
(b) payments of principal pursuant to Section 5(b) of the Senior Subordinated Note, (c) reimbursements of reasonable out-of-pocket expenses of Subordinated Lender pursuant to Section 15 of the Senior Subordinated Note, (d) regularly scheduled payments of the Consulting Fee pursuant to Section 1.5 of the Investor Rights Agreement by among Debtor, Parent and Subordinated Lender dated November 24, 1999, (e) payment of the outstanding principal amount of the Senior Subordinated Note on the Maturity Date (as defined in the Senior Subordinated
Note), (f) repayment of the outstanding amount of the Subordinated Debt upon a Permitted Subordinated Note Refinancing, and (g) payment of closing fees to Subordinated Lender that have been consented to by Senior Lender; provided, that
                                                                  --------
prepayments of the Subordinated Indebtedness or payments resulting from either the breach of any covenant or warranty contained in the Subordinated Loan Documents or the acceleration of any amounts due thereunder shall not constitute Allowed Payments.

               "Blockage Period" shall mean a period of 180 days (or 90 days as
                ---------------
expressly provided in Section 7(c) of this Agreement) commencing on the date on
                      ------------
which Subordinated Lender receives a Payment Blockage Notice from Senior Lender.

               "Collateral" shall mean all property of Debtor, real or personal,
                ----------
tangible or intangible, now existing or hereafter acquired, that is or may at any time be or become subject to a lien in favor of Senior Lender to secure the Senior Indebtedness.

               "Equity-Related Agreements" shall mean the Warrant, the
                -------------------------
Registration Rights Agreement between Debtor and Subordinated Lender dated as of November 24, 1999, and the Investor Rights Agreement among Debtor, Parent and Subordinated Lender dated as of November 24, 1999.

               "Equity-Related Rights" shall mean Subordinated Lender's (a)
                ---------------------
rights under the Equity-Related Agreements and (b) rights (other than those relating to the Senior Subordinated Note) under the Securities Purchase Agreement.

               "Insolvency Proceeding" shall mean any liquidation, bankruptcy,
                ---------------------
receivership, assignment for the benefit of creditors, or any other judicial, equitable, or administrative action or proceeding commenced by or against a Person or any of its assets or property under federal or state law and involving the adjustment, restructuring, or liquidation of any or all of the assets, obligations, business, or property of such Person.

               "Lien" means, with respect to any property, any security deed,
                ----
mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

               "Payment Blockage Notice" shall mean written notice delivered
                -----------------------
prior to any Allowed Payment in accordance with Section 7(b) or Section 7(c) of
                                                ------------    ------------
this Agreement by Senior Lender to Subordinated Lender containing in all capital letters the following text: "THIS IS A PAYMENT BLOCKAGE NOTICE UNDER THE TERMS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED NOVEMBER 24, 1999."

               "Permitted Equity Payments" shall mean the obligations by Debtor,
                -------------------------
Parent or LCV to make payments to Subordinated Lender under (a) Section 3.3 of the Warrant or (b) Section 3.3 or Article 4 of the Registration Rights Agreement between Debtor and Subordinated Lender.

               "Person" shall mean any individual, partnership, joint venture,
                ------
trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, or governmental (whether federal, state, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof) or other entity.

               "Senior Default" shall mean a "Default" under and as defined in
                --------------
the Senior Loan Agreement.

               "Senior Event of Default" shall mean an "Event of Default" under
                -----------------------
and as defined in the Senior Loan Agreement.

               "Senior Indebtedness" shall mean (a) all indebtedness,
                -------------------
liabilities and other obligations of Debtor, Parent, or any other guarantor, now existing or hereafter arising under the Senior Loan Agreement and the other Senior Loan Documents, as each may from time to time be amended, supplemented, extended, renewed, modified or restated, whether for principal, premium, interest (including all interest accruing after the initiation of any Insolvency Proceeding of Debtor, whether or not such interest is allowed), fees, expenses, indemnities or otherwise; and (b) all other indebtedness for credit extended by Senior Lender to Debtor, whether for principal, premium, interest (including all interest accruing after the initiation of any Insolvency Proceeding of Debtor, whether or not such interest is allowed), fees, expenses, indemnities or otherwise; provided, however, that the aggregate amount of principal that
           --------  -------
constitutes Senior Indebtedness shall not exceed $17,600,000 without the prior written consent of Subordinated Lender, which consent may be granted or withheld by Subordinated Lender in its sole discretion.

               "Senior Loan Documents" shall mean (a) the Senior Loan Agreement,
                ---------------------
(b) the Continuing Guaranty dated as of November 24, 1999, executed by each of Parent and LCV in favor of Senior Lender, (c) the Stock Pledge Agreement dated as of November 24, 1999, executed by each of Parent and Debtor in favor of Senior Lender, and (d) all other agreements, security agreements, pledge agreements, guaranties, instruments, and documents executed and delivered to, or in favor of, Senior Lender in connection therewith.

               "Standstill Period" shall mean a period of 180 days (or such
                -----------------
lesser period as expressly provided in the next sentence) following the date Senior Lender receives written notice from Subordinated Lender that an event of default under the Subordinated Loan Documents has occurred if such event of default has not then been cured or waived; provided, that such written notice of
                                           --------
the occurrence of any event of default under Section 10.1(e) of the Securities Purchase

Agreement shall be deemed to have occurred (without any requirement of notice being provided by Subordinated Lender to Senior Lender) as of the date that Subordinated Lender receives notice of such event of default from Senior Lender. The 180-day period in the preceding sentence shall be reduced as follows:

               (a) to 60 days in the case of an event of default resulting from a breach of clauses (iv) or (v) of the definition of "Change in Control" in
                 ------------    ---
     the Securities Purchase Agreement;

               (b) to 90 days in the case of an event of default resulting from a breach of clauses (ii), (vi) or (vii) of the definition of "Change in
                 ------------  ----    -----
     Control" in the Securities Purchase Agreement; and

               (c) to 30 days in the case of an event of default resulting from a breach of clauses (i) or (iii) of the definition of "Change in Control"
                 -----------    -----
     in the Securities Purchase Agreement; provided, that, in the case of this
                                           --------
     clause (c), if Senior Lender has commenced and is continuing the process of
     ----------
     an orderly liquidation of the Collateral as of the end of such initial 30-day period, then such initial 30-day period shall be extended by an additional 60 days, and during such additional 60-day period Subordinated Lender may commence, prosecute or participate in any action, whether private, judicial, equitable or otherwise, against Debtor, LCV or Parent (other than participating in the commencement of an Insolvency Proceeding) but, so long as Senior Lender is continuing the process of an orderly liquidation of the Collateral, Subordinated Lender shall not have any right to participate in the commencement of an Insolvency Proceeding against Debtor, LCV or Parent or to obtain a writ of possession against, foreclose or enforce any Liens in, levy or execute upon, or attach, any Collateral, whether by private, judicial or equitable action or otherwise.

               "Subordinated Indebtedness" shall mean all indebtedness,
                -------------------------
liabilities and other obligations of Debtor, Parent, LCV, or any other guarantor (including any obligations to make payments under any Equity Related Agreement to Subordinated Lender by Debtor, Parent or LCV, except that the Permitted Equity Payments will not be deemed to be Subordinated Indebtedness), now existing or hereafter arising under the Senior Subordinated Note, the other Subordinated Loan Documents and the Equity Related Agreements, as each may from time to time be amended, supplemented, extended, renewed, modified or restated, whether for principal, redemption, put obligations, call obligations, premium, interest (including all interest accruing after the initiation of any Insolvency Proceeding of Debtor, whether or not such interest is allowed), guaranty claims, fees, expenses, indemnities or otherwise. Notwithstanding the foregoing, the Equity Related Rights that do not relate to payments to be made to Subordinated Lender by Debtor, Parent or LCV shall not constitute Subordinated Indebtedness, and the Equity Related Rights (other than the Permitted Equity Payments) relating to payments to be made to Subordinated Lender by Debtor, Parent or LCV shall constitute Subordinated Indebtedness.

               "Subordinated Loan Documents" shall mean (a) the Senior
                ---------------------------
Subordinated Note, (b) the Security Agreement of even date herewith between Debtor and Subordinated Lender, (c) the Securities Purchase Agreement, (d) the Patent, Trademark and Copyright Security Agreement of even date herewith between Debtor and Subordinated Lender, (e) the Stock Pledge

Agreement of even date herewith between Parent and Subordinated Lender, (f) the Stock Pledge Agreement of even date herewith between Debtor and Subordinated Lender, (g) the Security Agreement of even date herewith between LCV and Subordinated Lender, and (h) the Suretyship Agreement of even date herewith among Parent, LCV and Subordinated Lender.

          2.   Subordination of Claims.  Except to the extent otherwise provided
               -----------------------
in Sections 6 and 7 of this Agreement, unless and until all Senior Indebtedness
   ----------     -
has been fully and finally paid and satisfied in cash, Subordinated Lender shall not receive or accept from Debtor, Parent, LCV, or any other guarantor, by setoff or in any other manner, any payment on behalf of the Subordinated Indebtedness, and all amounts payable with respect to the Subordinated Indebtedness are expressly made subordinate in priority to the Senior Indebtedness. Failure by Debtor to make any payment on account of the Subordinated Indebtedness under paragraph 5(a) of the Senior Subordinated Note or paragraph 3.2(c) of the Warrant, shall not constitute an event of default under the Subordinated Loan Documents.

          3.   Subordination of Security Interests.  Notwithstanding the timing,
               -----------------------------------
order or manner of the grant or perfection of any of their respective Liens, the Liens now or hereafter held by Senior Lender in any Collateral to secure the Senior Indebtedness shall be senior and prior to any Liens now or hereafter held by or for the benefit of Subordinated Lender in or to any of the Collateral.
The priorities set forth in this Agreement shall be effective notwithstanding anything to the contrary contained in the Senior Loan Documents, the Subordinated Loan Documents, or any plan of reorganization or similar document filed by or on behalf of Debtor or any affiliate of Debtor under any Insolvency Proceeding of Debtor, Parent, or LCV, as the case may be, including any prior perfection of a Lien under the provisions of the Uniform Commercial Code or any other applicable law of any jurisdiction, or the existence of any present or future filing of financing statements under the Uniform Commercial Code or other applicable law of any jurisdiction in which such filing has been made, or any other recordation or filing of any document.

          4.   Standstill.   Unless and until all of the Senior Indebtedness
               ----------
shall have been fully and finally paid and satisfied in cash, Subordinated Lender shall not (a) commence, prosecute or participate in any action, whether private, judicial, equitable, administrative or otherwise, including any Insolvency Proceeding, against Debtor, Parent or LCV or any of their respective assets or (b) have any right either to possess, enforce any Liens in, foreclose, levy or execute upon, or collect or attach any Collateral, whether by private or judicial action or otherwise, except as permitted in the following sentence. Upon the earliest to occur of:

          (i)   the expiration of the Standstill Period;

          (ii)  the initiation of an Insolvency Proceeding; provided, that if
                                                            --------
     such Insolvency Proceeding is dismissed, then the corresponding prohibition against Subordinated Lender taking any of the actions described in clauses
                                                                        -------
     (a) and (b) of this Section 4 shall be immediately reinstated as of the
     ---     ---         ---------
     date of dismissal as if such Insolvency Proceeding had not been initiated;

          (iii) acceleration of the Senior Indebtedness; provided, that if
                                                         --------
     acceleration of the Senior Indebtedness is rescinded, then any of the actions described in clauses (a) and (b)
                          -----------     ---
     of this Section 4 taken by Subordinated Lender shall likewise be rescinded
             ---------
     if such action is based solely on an acceleration of the Senior Indebtedness; and

          (iv) the expiration of a period of three Business Days following the date that each of Debtor and Subordinated Lender receives notice from Senior Lender that Senior Lender has terminated or suspended its obligation to make further Loans or incur further Letter of Credit Obligations; provided, that if such termination or suspension is rescinded, then any of
     --------
     the actions described in clauses (a) and (b) of this Section 4 taken by
                              -----------     ---         ---------
     Subordinated Lender shall likewise be rescinded if such action is based solely on such termination or suspension,

Subordinated Lender may, upon five Business Days' prior written notice to Senior Lender take the actions described in clauses (a) and (b) of this Section 4 so
                                     -----------     ---         ---------
long as such action is not inconsistent with or in contravention of, and does not interfere with, the enforcement actions taken by the Senior Lender and the provisions of this Agreement. Notwithstanding the foregoing, but subject to
Section 11(c) of this Agreement, Subordinated Lender may file a proof of claim
-------------
in an Insolvency Proceeding involving Debtor, Parent or LCV, which proof of claim shall indicate Subordinated Lender's subordination hereunder.

          5.   Consent to Liens.  Senior Lender hereby consents to the Liens on
               ----------------
the Collateral created in favor of Subordinated Lender under the Subordinated Loan Documents and agrees that the grant, perfection or existence of such Liens does not and shall not constitute a default or an event of default under the Senior Loan Documents. Subordinated Lender hereby consents to the Liens on the Collateral created in favor of Senior Lender, under the Senior Loan Documents, and agrees that the grant or existence of such Liens does not and shall not constitute a default or an event of default under and as defined in or a breach of any covenant under the Subordinated Loan Documents.

          6.   Allowed Payments.  Subject to Section 11 of this Agreement,
               ----------------              ----------
Debtor may pay to Subordinated Lender, and Subordinated Lender may accept or receive and shall not be required to hold in trust for the benefit of Senior Lender, Allowed Payments, unless and until (a) Subordinated Lender receives a Payment Blockage Notice and for so long as the resulting Blockage Period is in effect or Subordinated Lender is prohibited from receiving payments under
Section 7(d), or (b) an Insolvency Proceeding is commenced by or against Debtor.
------------

          7.   Payment Blockages.
               -----------------

               (a) If Subordinated Lender receives a Payment Blockage Notice pursuant to Section 6 of this Agreement, and if (i) the Senior Event of Default
            ---------
referenced therein is a default in payment of any portion of the Senior Indebtedness, or (ii) such Payment Blockage Notice includes notice of an acceleration or demand for immediate payment of the Senior Indebtedness, then Subordinated Lender shall not take or receive any payment on the Subordinated Indebtedness until the earlier to occur of (x) receipt by Subordinated Lender of written notice by Senior Lender of the cure, or Senior Lender's waiver, of such Senior Event of Default, or (y) full and final payment, in cash, to Senior Lender of the Senior Indebtedness.

               (b) If Subordinated Lender receives a Payment Blockage Notice pursuant to Section 6 of this Agreement, and if each of the following conditions
            ---------
are met:

               (i) the Senior Event of Default referenced therein is not (A) a default in payment of any portion of the Senior Indebtedness or (B) a default solely arising under Section 7.1(c)(ii) of the Senior Loan
                                  ------------------
     Agreement;

               (ii) such Payment Blockage Notice does not include notice of an acceleration or demand for immediate payment of the Senior Indebtedness; and

               (iii) Debtor has Net Borrowing Availability at the time of any proposed payment of less than $1,000,000, both before and after giving effect to such proposed payment,

then Subordinated Lender shall not take or receive such payment on the Subordinated Indebtedness until the earliest to occur of (x) receipt by Subordinated Lender of written notice by Senior Lender of the cure, or Senior Lender's waiver, of such Senior Event of Default, (y) full and final payment, in cash, to Senior Lender of the Senior Indebtedness, or (z) expiration of a period of 180 days from the date Subordinated Lender receives such Payment Blockage Notice.

               (c) If Subordinated Lender receives a Payment Blockage Notice pursuant to Section 6 of this Agreement, and if each of the following conditions
            ---------
are met:

               (i) the Senior Event of Default referenced therein is a default solely arising under Section 7.1(c)(ii) of the Senior Loan Agreement;
                          ------------------

               (ii) at the time of any proposed payment, Subordinated Lender has accelerated or demanded immediate payment of the Subordinated Indebtedness; and

               (iii) Debtor has Net Borrowing Availability at the time of any proposed payment of less than $750,000, both before and after giving effect to such proposed payment,

then Subordinated Lender shall not take or receive such payment on the Subordinated Indebtedness until the earliest to occur of (x) receipt by Subordinated Lender of written notice by Senior Lender of the cure, or Senior Lender's waiver, of such Senior Event of Default, (y) full and final payment, in cash, to Senior Lender of the Senior Indebtedness, or (z) expiration of a period of 90 days from the date Subordinated Lender receives such Payment Blockage Notice.

               (d) If, as a result of any payment blockage instituted pursuant to the provisions of this Section 7, one or more Allowed Payments are blocked
                          ---------
prior to the termination of any such payment blockage (each such blocked Allowed Payment, a "Blocked Payment" and collectively, the "Blocked Payments"), then, in
            ---------------                         ----------------
the event of a termination of any such payment blockage effected pursuant to this Section 7, so long as a subsequent Payment Blockage Notice is not then
     ---------
delivered, Debtor may pay, and Subordinated Lender shall be authorized to accept payment of and shall not be required to hold in trust for the benefit of Senior Lender, the Blocked

Payments at such time as Debtor shall have Net Borrowing Availability of not less than $750,000, both before and after giving effect to such proposed payment.

               (e) Notwithstanding anything herein to the contrary, (i) the Senior Subordinated Note shall continue to accrue interest at all times regardless of whether a Payment Blockage Notice is in effect and interest so accrued may be paid to Subordinated Lender at such time as Debtor has satisfied the conditions set forth in this Section 7, and (ii) Senior Lender shall not block payment of Allowed Payments under Section 7(b) or Section 7(c) more than
                                        ------------    ------------
twice during any 360-day period.

          8.   Amendment of Documents.  Subordinated Lender shall not amend or
               ----------------------
modify the Subordinated Loan Documents without Senior Lender's prior written consent other than (a) waivers of any default or event of default under the Subordinated Loan Documents, (b) increases in the interest rate or default interest rate, each as set forth in the Subordinated Loan Documents as of the Closing Date, with respect to the Subordinated Indebtedness by up to two percentage points (2%), (c) any release of Lien (by application of law or otherwise), (d) any release of Debtor or any guarantor, and (e) any other amendment or modification that does not increase the aggregate principal amount of the Subordinated Indebtedness and is on terms that are no less favorable to the interests of Debtor or Senior Lender. Subordinated Lender shall not amend or modify the Equity Related Agreements so as to provide for payments to be made thereunder by Debtor, Parent or LCV to Subordinated Lender. Senior Lender shall have the right, without notice to Subordinated Lender, to amend, supplement, modify or grant waivers or consents with respect to the Senior Indebtedness, in any manner whatsoever, including (a) any extension or reduction of the time of payments (even if such reduction causes any Senior Indebtedness to be due on demand or otherwise), (b) any revision of any amortization schedule with respect thereto, (c) any increase in the amount of the Senior Indebtedness, (d) any substitution of Collateral, (e) any release of Lien (by application of law or otherwise), and (f) any release of Debtor or any guarantor. Debtor shall deliver to Subordinated Lender copies of any amendment, extension, supplement or modification of the Senior Loan Documents; provided, that Senior Lender shall
                                           --------
not (i) increase the aggregate amount of principal that constitutes Senior Indebtedness to an amount greater than $17,600,000, (ii) increase the interest rate with respect to the Senior Indebtedness by more than two percentage points in excess of Default Rate set forth in the Senior Loan Agreement as of the Closing Date, or (iii) extend the Commitment Maturity Date beyond November 24, 2002, in each case without the prior written consent of Subordinated Lender, which consent may be granted or withheld by Subordinated Lender in its sole discretion.

          9.   Subordinated Indebtedness Owed Only to Subordinated Lender.
               ----------------------------------------------------------
Subordinated Lender represents and warrants that as of the date hereof it has not previously assigned any interest in the Senior Subordinated Note or any other Subordinated Loan Document, that no other party owns an interest in any of the Subordinated Indebtedness (whether as joint holders, participants or otherwise), and that the entire Subordinated Indebtedness is owing only to Subordinated Lender. Subordinated Lender covenants and agrees that the entire Subordinated Indebtedness shall continue to be owing only to it; provided, that
                                                                 --------
Subordinated Lender may assign some or all of its interest in the Subordinated Indebtedness owing to it after the assignee has executed and delivered to Senior Lender an agreement in the form of Exhibit A or otherwise in form and substance
                                   ---------
satisfactory to Senior Lender confirming that such assignee, and all Subordinated Indebtedness held or to be held by such assignee, shall be subject in all respects to the terms and conditions of this Agreement. Any purported assignment, hypothecation, or other conveyance by Subordinated Lender without the prior execution and delivery to Senior Lender of such agreement shall be void.

          10.  Payments Received by Subordinated Lender.  Except as provided in
               ----------------------------------------
Section 6 of this Agreement, if any payment, distribution or any proceeds of
---------
Collateral is received by Subordinated Lender from Debtor with respect to the Subordinated Indebtedness prior to the final satisfaction in full of all the Senior Indebtedness in cash, such Subordinated Lender shall receive and hold such payment, distribution or proceeds in trust as trustee for the benefit of Senior Lender and shall forthwith deliver such assets to Senior Lender in precisely the form received (except for an endorsement or assignment by Subordinated Lender where necessary), for application to any of the Senior Indebtedness, whether due or not due. In the event of the failure of Subordinated Lender to make any such endorsement or assignment to Senior Lender, Senior Lender and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment either in its own name or in the name of and on behalf of Subordinated Lender.

          11.  Insolvency Proceedings.  In the event of any Insolvency
               ----------------------
Proceeding of Debtor, then, and irrespective of the treatment, validity or priority of the Senior Indebtedness or the Subordinated Indebtedness:

               (a) Senior Lender shall be entitled to receive payment in full in cash of all amounts due on or in respect of the Senior Indebtedness before Subordinated Lender is entitled to receive any payment or distribution on or in respect of the Subordinated Obligations.

               (b) Any payment or distribution of assets of Debtor of any kind or character, whether in cash, property or securities, by setoff or otherwise, to which Subordinated Lender would be entitled (including any payment or distribution in respect of the Subordinated Indebtedness by reason of any other indebtedness of Debtor being subordinated to the Subordinated Indebtedness) but for the provisions of this Section 11, shall be paid by Debtor or any other
                           ----------
Person making such payment or distribution, whether a debtor in possession, trustee in bankruptcy, receiver, custodian, conservator, or otherwise, directly to Senior Lender, to the extent necessary to make payment in full, in cash, of the Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to or for the benefit of Senior Lender, and Senior Lender shall be entitled to demand, sue for, collect and receive every such payment or distribution. Subordinated Lender irrevocably authorizes, empowers and directs all trustees, receivers, custodians, conservators or any other Persons having authority over the property to effect all such payments and deliveries to Senior Lender.

               (c) Subordinated Lender shall file all claims it may have against Debtor, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Senior Lender all amounts due to Subordinated Lender on account of the Subordinated Indebtedness owed to it until the Senior Indebtedness has been fully and finally paid and satisfied in cash. If Subordinated Lender fails to file such claims by the date that is 15 Business Days prior to the last day on which such claims may be timely filed, then Senior Lender may file such claims in the name of and on behalf of such Subordinated Lender (but only if Senior Lender has given Subordinated Lender five Business Days' written notice thereof and Subordinated Lender does not make such filings prior to the end of such five Business Day period). Subordinated Lender may vote its claims with respect to the Subordinated Indebtedness in connection with any plan of reorganization or composition in any Insolvency Proceeding of Debtor. If Subordinated Lender fails to vote its claims with respect to the Subordinated Indebtedness in connection with any plan of reorganization or composition in any Insolvency Proceeding of Debtor within 15 Business Days before the expiration of the time to vote such claims, then Senior Lender shall have the right to vote such claims of Subordinated Lender.

          12.  Subrogation.  Until the payment in full in cash of all Senior
               -----------
Indebtedness, Subordinated Lender shall not assert any claim of subrogation with respect to Senior Lender and the Senior Indebtedness. Upon the payment in full in cash of all Senior Indebtedness, Subordinated Lender shall be subrogated to the rights of Senior Lender to receive payments or distributions of cash or property applicable to the Senior Indebtedness until all Subordinated Indebtedness shall be paid in full and, as between Debtor and its creditors other than Senior Lender and Subordinated Lender, no such payment or distribution made to Senior Lender by virtue of this Agreement which otherwise would have been made to Subordinated Lender shall be deemed to be a payment by Debtor on account of Senior Indebtedness, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of Subordinated Lender, on the one hand, and Senior Lender, on the other hand. If Subordinated Lender has been subrogated to the rights of the Senior Lender due to the operation of this Section 12, then Debtor and Parent
                                           ----------
will take all actions requested by Subordinated Lender in order to enable Subordinated Lender to obtain payments from Debtor and Parent with respect to such subrogation rights as soon as possible.

          13.  Perfection of Subordinated Security Interest in Pledged Stock;
               --------------------------------------------------------------
Enforcement of Senior Security Interests.  Senior Lender shall hold (a) the
----------------------------------------
capital stock of (i) Debtor pledged by Parent and (ii) LCV pledged by Debtor (collectively, the "Pledged Stock"), and (b) the Indebtedness of Debtor and LCV
                    -------------
that is evidenced by promissory notes, instruments and letters of credit (collectively, the "Pledged Indebtedness"), in each case for itself and as
                    --------------------
bailee for Subordinated Lender, and, upon full and final payment, in cash, of the Senior Indebtedness, shall deliver to Subordinated Lender the certificates representing the Pledged Stock and the promissory notes, instruments and letters of credit evidencing the Pledged Indebtedness, or as otherwise directed by Subordinated Lender or order of any court. Senior Lender shall have no duties to Subordinated Lender in connection with its possession of the Pledged Stock or the Pledged Indebtedness prior to any foreclosure of Senior Lender's security interest in such Pledged Stock or Pledged Indebtedness, other than the duty to take reasonable care to preserve rights in such Pledged Stock or Pledged Indebtedness. Any collection, sale, or other disposition of any Collateral by Senior Lender after a Senior Event of Default shall be conclusively presumed to be commercially reasonable if Senior Lender conducts such collection, sale, or other disposition in a manner consistent with its normal and customary business practices.

          14.  Reinstatement.  The provisions of this Agreement shall continue
               -------------
to be effective or be reinstated, and the Senior Indebtedness shall not be deemed to be paid in full, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or avoided, or must otherwise be returned by Senior Lender pursuant to any Insolvency Proceeding or otherwise, all as though such payment had not been made.

          15.  Nonimpairment.  No right of Senior Lender to enforce the
               -------------
subordination provisions hereof shall at any time in any way be prejudiced or impaired by any act or failure to act by Subordinated Lender, Senior Lender or Debtor, or any noncompliance by Debtor or by Subordinated Lender with the terms and provisions and covenants herein contained, regardless of any knowledge thereof that Senior Lender may have or with which Senior Lender may otherwise be charged.

          16.  Instrument Legends.  Subordinated Lender shall forthwith inscribe
               ------------------
the face of the Senior Subordinated Note and any other instrument evidencing the Subordinated Indebtedness or any portion thereof with a legend conspicuously indicating that payment thereon is subordinated to the claims of Senior Lender pursuant to the terms of this Agreement, and shall forthwith deliver copies thereof to Senior Lender. Subordinated Lender shall further inscribe, on the date thereof, any other instrument evidencing any of the Subordinated Indebtedness or any portion thereof with the aforementioned legend, and shall deliver copies thereof to Senior Lender on the date of its execution or within five days thereafter.

          17.  Additional Remedies.  If Subordinated Lender violates any of the
               -------------------
terms of this Agreement, in addition to any remedies in law, at equity or otherwise, Senior Lender may restrain such violation in any court of law or equity and may interpose this Agreement as a defense in any action by Subordinated Lender.

          18.  Certain Waivers.  All of the Senior Indebtedness and Subordinated
               ---------------
Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Subordinated Lender waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Agreement and agrees that Senior Lender has made no representations or warranties with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens held by it in connection therewith. Senior Lender agrees that Subordinated Lender has made no representations or warranties with respect to the legality, validity, enforceability, collectability or perfection of the Subordinated Indebtedness or any liens held by it in connection therewith. Subordinated Lender agrees that Senior Lender shall be entitled to manage and supervise its loans to Debtor in accordance with applicable law and its normal business practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Subordinated Lender may now or hereafter have in or to any Collateral, except that Senior Lender shall comply with the terms of this Agreement. Senior Lender shall have no liability to Subordinated Lender as a result of any and all lawful actions not in breach of this Agreement that Senior Lender takes or omits to take (including actions with respect to the creation, perfection or continuation of its liens, actions with respect to the occurrence of a default or event of default under the Senior Loan Documents, actions with respect to the foreclosure, sale, release or failure to realize upon, any Collateral (except that Senior Lender must use care in accordance with its normal and customary business practices to ensure the safe custody of the Collateral in its possession), and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor of Debtor or any other Person), regardless of whether any such actions or omissions may affect Senior Lender's rights to a deficiency or Subordinated Lender's rights of subrogation or reimbursement. Without limiting the generality of the foregoing, Subordinated Lender waives any otherwise valid legal or equitable right (a) to require Senior Lender to marshal any portion of the Collateral or otherwise to seek satisfaction from any particular property of Debtor or from any other Person, (b) to oppose any motion or application by Senior Lender or Debtor for Senior Lender to provide debtor-in-possession financing, allow use of cash collateral, provide adequate protection of Senior Lender's interest in the Collateral, or grant relief from the automatic stay to permit Senior Lender to enforce its rights and remedies with respect to the Collateral, or (c) otherwise to prohibit, delay, control, or limit in any manner the sale or other disposition by Senior Lender of any portion of the Collateral.

          19.  Waivers.  No waiver shall be deemed to be made by Senior Lender
               -------
or Subordinated Lender of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

          20.  Information Concerning Financial Condition.    Each of Senior
               ------------------------------------------
Lender and Subordinated Lender hereby acknowledges that the other has no obligation to keep it informed of the financial condition of Debtor or of other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness or Subordinated Indebtedness. Each of Senior Lender and Subordinated Lender hereby agree that the other shall have no duty to advise it of information known to it regarding such condition or any such circumstances. In the event Senior Lender or Subordinated Lender (the "providing party"), in its sole discretion,
                             ---------------
undertakes, at any time or from time to time, to provide any such information to the other (the "receiving party"), the providing party shall be under no
                ---------------
obligation to (a) provide any such information to the receiving party on any subsequent occasion, (b) undertake any investigation not a part of its regular business routine, or (c) disclose any information that, pursuant to its commercial finance practices, the providing party wishes to maintain as confidential. Notwithstanding the foregoing, this Section 20 is subject to the
                                                   ----------
notices required by Section 22 of this Agreement.
                    ----------

          21.  Third Party Beneficiaries.  This Agreement is solely for the
               -------------------------
benefit of Senior Lender, Subordinated Lender and their respective successors and permitted assigns, and neither Debtor nor any other Person is intended to be a third party beneficiary hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. This Agreement is intended solely for the purpose of defining the relative rights of Senior Lender and Subordinated Lender and is not intended to or will impair, as between Debtor, Parent and their respective creditors other than Senior Lender and Subordinated Lender, the respective obligations, which are absolute and unconditional, of Debtor and Parent to Senior Lender or Subordinated Lender. Each of Senior Lender and Subordinated Lender shall have the right to modify or terminate this Agreement at any time without notice to or approval of Debtor or any other Person; provided, that Subordinated Lender may
                                        --------
not terminate this Agreement unless and until (a) the Senior Indebtedness has been fully and finally paid and satisfied in cash, or (b) Senior Lender has otherwise consented thereto in writing; and provided, further, that Debtor has a
                                        --- --------  -------
right to approve any modification of this Agreement that increases its duties under this Agreement with respect to notices or additional duties. Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to Senior Lender, Senior Lender may assign its rights and remedies hereunder to such third party, and such third party shall be deemed to be Senior Lender for all purposes of this Agreement.

          22.  Notices.
               -------

               (a) Debtor and Parent shall each give prompt written notice to Subordinated Lender of any fact known to it which would prohibit the making of any payment to Subordinated Lender in respect of the Senior Subordinated Note. Senior Lender shall, within three Business Days after its knowledge of such occurrence, (i) provide a copy to Subordinated Lender of any Payment Blockage Notice, (ii) give written notice of the occurrence of a Senior Event of Default and (iii) give written notice to Subordinated Lender of the expiration of any payment blockage effected pursuant to Section 7. Subordinated Lender shall have
                                      ---------
the right, but not the obligation, to cure any Senior Default susceptible to cure under the Senior Loan Documents that, after notice or lapse of time or both, would become a Senior Event of Default at any time prior to such Senior Default becoming a Senior Event of Default. Debtor and Parent shall give written notice to Subordinated Lender within 48 hours time at which a Senior Event of Default described in a Payment Blockage Notice is cured, no longer continuing or waived by Senior Lender.

               (b) Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 21), (c) one Business Day after deposit with a reputable overnight
----------
courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated beneath its signature line hereto or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Debtor or Senior Lender) designated to receive copies herein shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          23.  Costs and Attorneys' Fees.  If any action or proceeding is
               -------------------------
commenced by or between any of the parties hereto in connection with this Agreement, the prevailing party or parties therein shall be entitled to recover from the other party or parties their reasonable costs and attorneys' fees.

          24.  Successors and Assigns.  This Agreement shall be binding on and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns (including, in the case of any Insolvency Proceeding, any receiver, assignee for the benefit of creditors, trustee or debtor in possession on behalf of such Person), except as otherwise provided herein.

          25.  Integrated Agreement.  This Agreement sets forth the entire
               --------------------
understanding of the parties hereto with respect to the matters set forth herein and may not be modified or amended except in a writing signed by all parties.

          26.  Interpretation.  No provision of this Agreement shall be
               --------------
construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

          27.  Authority.  Each of the signatories hereto certifies that such
               ---------
party has all necessary authority to execute this Agreement.

          28.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

          29.  GOVERNING LAW.  IN ALL RESPECTS, INCLUDING ALL MATTERS OF
               -------------
CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          30.  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
               --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN SENIOR LENDER AND SUBORDINATED LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

          IN WITNESS WHEREOF, this Intercreditor and Subordination Agreement has been duly executed as of the date first written above.

                            "Subordinated Lender"

                            LEVINE LEICHTMAN CAPITAL PARTNERS, INC., a California corporation

                                 On behalf of LEVINE LEICHTMAN CAPITAL
                                 PARTNERS II, L.P., a California limited
                                 partnership

                                 By:_______________________________________
                                    Lauren B. Leichtman
                                    Chief Executive Officer

                         Address:   335 North Maple Drive, Suite 240
                                    Beverly Hills, CA 90210
                                    Attn: Arthur E. Levine, President
                                    Facsimile: (310) 275-1441

                                    with a copy to:

                                    Riordan & McKinzie
                                    300 South Grand Avenue, 29/th/ Floor
                                    Los Angeles, CA  90071-3109
                                    Attn: Mitchell S. Cohen, Esq.
[SIGNATURES CONTINUED]              Facsimile: (213) 229-8550

                         "Senior Lender"

                         UNION BANK OF CALIFORNIA, N.A.


                         By:_______________________________
                         Name:_____________________________
                         Title:____________________________

                         Address:   Union Bank of California, N.A.
                                    Commercial Finance Division
                                    445 South Figueroa Street
                                    Los Angeles, CA  90071-1602
                                    Attn: Commercial Finance Division
                                          Manager
                                    Facsimile:  (213) 236-6089

                         with a copy to:

                                    Murphy Sheneman Julian & Rogers
                                    2049 Century Park East, Suite 2100
                                    Los Angeles, CA  90067
                                    Attn: Gary B. Rosenbaum, Esq.
                                    Facsimile:  (310) 788-3777

                                ACKNOWLEDGEMENT
                                ---------------

          Each of the undersigned hereby acknowledges and consents to the foregoing Intercreditor and Subordination Agreement ("Intercreditor Agreement")
                                                      -----------------------
and agrees to cooperate with the parties thereto to insure enforcement of the priorities and other provisions specified therein, and not to make any payments to Subordinated Lender that are not expressly permitted under Sections 6 and 7 of the Intercreditor Agreement.

Dated as of November 24, 1999.

                              "Debtor"

                              OVERHILL FARMS, INC.

                              By:____________________________
                                 James Rudis
                                 President and Chief Executive Officer


                              By:____________________________
                                 Richard A. Horvath
                                 Vice President and Chief Financial Officer

                              Address:  Overhill Farms, Inc.
                                        5730 Uplander Way, Suite 201
                                        Culver City, CA 90230-6617
                                        Attn: Mr. James Rudis, President
                                        Facsimile: (310) 645-3914

                              "Parent"

                              POLYPHASE CORPORATION

                              By:____________________________
                                 James Rudis
                                 President and Chief Executive Officer


                              By:____________________________
                                 William E. Shatley
                                 Senior Vice President and Chief Financial
                                 Officer

                              Address:  Polyphase Corporation
                                        4800 Broadway
                                        Dallas, TX 75248
                                        Attn: Mr. James Rudis, President
                                        Facsimile:  (972) 386-8008

[SIGNATURES CONTINUED]

                                   "LCV"

                                   OVERHILL L.C. VENTURES, INC.


                                   By:__________________________
                                      James Rudis
                                      President and Chief Executive Officer


                                   By:__________________________
                                      Richard A. Horvath
                                      Vice President and Chief Financial Officer

                                   Address:  Overhill L.C. Ventures, Inc.
                                             5730 Uplander Way, Suite 201
                                             Culver City, CA 90230-6617
                                             Attn:  Mr. James Rudis, President
                                             Facsimile: (310) 645-3914

                                   EXHIBIT A
                                   ---------

          The undersigned, as assignee of the holder of that certain Secured Senior Subordinated Note dated as of November 24, 1999, in the original aggregate principal amount of $26,000,000 executed by Overhill Farms, Inc. (the "Senior Subordinated Note") originally in favor of LEVINE LEICHTMAN CAPITAL
 ------------------------
PARTNERS II, L.P., a California limited partnership ("LLCP"), hereby
                                                      ----
acknowledges and agrees as follows:

               (a) the undersigned shall be bound by and to the terms of that certain Intercreditor and Subordination Agreement dated as of November 24, 1999, by and between UNION BANK OF CALIFORNIA, N.A. ("Bank"), as senior lender, and
                                                ----
LLCP, as subordinated lender (the "Intercreditor Agreement");
                                   -----------------------

               (b) the undersigned represents and warrants to Bank that the undersigned is legally authorized to enter this assignment and to become a party to the Intercreditor Agreement;

               (c) the undersigned has received a copy of, and has fully and completely read the terms of, the Intercreditor Agreement and is familiar with the terms thereof;

               (d) the undersigned shall perform all of the obligations, in accordance with their terms, which by the terms of the Intercreditor Agreement are required to be performed by the undersigned as Subordinated Lender;

               (e) the undersigned acknowledges that the transfer of, payment on, and remedial action with respect to the Senior Subordinated Note are restricted by the Intercreditor Agreement, which Intercreditor Agreement is on file at the offices of the maker of the Note; and

               (f) the undersigned specifies as its address for notices the office set forth below.

          This Agreement is effective as of [_______ __, ____]

                                           [ASSIGNEE PARTY]

                                           By:___________________
                                           Name:_________________
                                           Title:________________


Consented to as of [_______ __, ____] by:

UNION BANK OF CALIFORNIA, N.A.

By:__________________
Name:________________
Title:_______________